UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 28, 2008

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1515 Arapahoe Street, Tower 2, Suite 700, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   Regulation FD

In accordance with General Instruction B.2 of Form 8-K, the following information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.  This Current Report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

On October 28, 2008, Frank M. Semple, Chairman of the Board, President & Chief Executive Officer of MarkWest Energy Partners, L.P. (the “Partnership”) will present at the Houston, Pennsylvania Gas Processing Plant Tour jointly with executives of Range Resources Corporation.   Mr. Semple’s presentation will provide updates on the Partnership’s Houston Processing Plant and future plans.

The information included with this Current Report as Exhibit 99.1 includes graphic images or slides used in the presentation.  These slides are available for viewing at our website, www.markwest.com, although we reserve the right to discontinue that availability at any time.

Cautionary Statements

This presentation contains forward-looking statements and information.  These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,”  “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest’s current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance, distributions, events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks.

Among the factors that could cause results, performance, distributions, events or transactions  to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2007, as amended, and our Quarterly Reports on Form 10-Q, each as filed with the SEC.  You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those filings, which identify and discuss significant risks, uncertainties and various other factors that could cause actual results, performance, distributions, events or transactions to vary significantly from those expressed or implied in the forward-looking statements.  If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected.  Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to:

•                  Fluctuations and volatility of natural gas, NGL products, and oil prices;

•                  A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate;

•                  A reduction in the demand for the products we produce and sell;

•                  Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts;

•                  Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity;

•                  Construction, procurement, and regulatory risks in our development projects;

•                  Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage;

•                  Terrorist attacks directed at our facilities or related facilities;

•                  Changes in and impacts of laws and regulations affecting our operations; and

•                  Failure to integrate recent or future acquisitions.

ITEM 9.01. Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Description of Exhibit

99.1	Investor presentation to be presented October 28, 2008.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

Date: October 28, 2008	By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President & Chief Financial Officer